UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Forbearance and Amendment Agreement

As disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2015, by InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), we previously entered into a Securities Purchase Agreement, effective as of December 29, 2015, with the investor party thereto (the “Holder”), pursuant to which we issued to the Holder a 10% senior secured convertible debenture (as subsequently amended and restated, the “Original Debenture”), dated December 29, 2015.

On May 17, 2016, we entered into a Forbearance and Amendment Agreement with the Holder (the “Debenture Forbearance Agreement”), pursuant to which, among other things, the Holder agreed to forbear action with respect to certain Existing Defaults (as defined in the Debenture Forbearance Agreement) in accordance with the terms of the Debenture Forbearance Agreement (the “Debenture Workout”). The defaults, which were not monetary in nature, related, inter alia, to our failure to timely file our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Amended and Restated Senior Secured Convertible Debenture

In connection with the execution of the Debenture Forbearance Agreement and the consummation of the Debenture Workout, we executed and issued a second amended and restated senior secured convertible debenture (the “Amended and Restated Debenture”), in order to, among other things, amend the Original Debenture by: (i) reducing the conversion price at which the Amended and Restated Debenture converts into our common stock, par value $0.0001 per share (“Common Stock”), and fixing it at $0.80 per share of Common Stock, subject to equitable adjustments as set forth in the Amended and Restated Debenture; and (ii) eliminating provisions that provided for (A) the issuance of common stock at a discount to the market price of the common stock and (B) anti-dilution protection with respect to the Holder’s conversion rights under the Original Debenture.

The Amended and Restated Debenture was issued in the aggregate principal amount of $7,500,000, has a maturity date of May 31, 2019, bears interest at 0.67% per annum, and is convertible into Common Stock at a fixed conversion price equal to $0.80 per share, subject to equitable adjustments as set forth in the Amended and Restated Debenture. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of the Amended and Restated Debenture, payable monthly in arrears as of the last Trading Day (as defined in the Amended and Restated Debenture) of each calendar month and on May 31, 2019, in cash. In addition, the Company shall pay to the Holder an additional amount equal to 7.5% of the outstanding principal amount on the Amended and Restated Debenture on each of May 31, 2017, May 31, 2018 and May 31, 2019, subject to certain exceptions set forth in the Amended and Restated Debenture. Commencing on May 17, 2016, the Holder shall have the right, at its option, to require the Company to redeem up to $169,445 of the outstanding principal amount of the Amended and Restated Debenture plus the then accrued and unpaid interest thereon per calendar month in cash. The Amended and Restated Debenture contains standard events of default.

Senior Secured Note

In connection with the execution of the Debenture Forbearance Agreement and the consummation of the Debenture Workout, we executed and issued a 0.67% senior secured note (the “2.7 Note”), dated May 17, 2016, in the aggregate principal amount of $2,745,000 to the Holder. The 2.7 Note has a maturity date of May 31, 2019, bears interest at 0.67% per annum, and contains standard events of default.

Second Forbearance and Amendment Agreement

Amended and Restated Senior Secured Convertible Note

As we disclosed in a Current Report on Form 8-K filed with the SEC on February 19, 2016, we previously entered into a Securities Exchange Agreement, effective as of February 17, 2016, with VaultLogix, LLC, a Delaware limited liability company (“VaultLogix”) and the lender thereto (the “Holder Affiliate”), pursuant to which we and VaultLogix issued to the Holder Affiliate an 8.25% senior secured convertible note (the “Original Note”), dated February 18, 2016.

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On May 17, 2016, we entered into a Forbearance and Amendment Agreement with VaultLogix and the Holder Affiliate (the “Note Forbearance Agreement”), pursuant to which, among other things, the Holder Affiliate agreed to forbear action with respect to certain Existing Defaults (as defined in the Note Forbearance Agreement) in accordance with the terms of the Note Forbearance Agreement (the “Note Workout”). The defaults, which were not monetary in nature, related, inter alia, to our failure to timely file our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Amended and Restated Senior Secured Convertible Note

In connection with the execution of the Note Forbearance Agreement and the consummation of the Note Workout, we executed and issued an amended and restated senior secured convertible note (the “Amended and Restated Note”), in order to, among other things, amend the Original Note by: (i) reducing the conversion price at which the Amended and Restated Note converts into Common Stock and fixing it at $0.80 per share of Common Stock, subject to equitable adjustments as set forth in the Amended and Restated Debenture; and (ii) eliminating provisions that provided for (A) the issuance of common stock at a discount to the market price of the common stock and (B) anti-dilution protection with respect to the Holder Affiliate’s conversion rights under the Original Note.

The Amended and Restated Note was issued in the aggregate principal amount of $11,601,054.62, has a maturity date of May 31, 2019, bears interest at 0.67% per annum, and is convertible into Common Stock at a fixed conversion price equal to $0.80 per share, subject to equitable adjustments as set forth in the Amended and Restated Note. The Company and VaultLogix shall pay interest to the Holder Affiliate on the aggregate unconverted and then outstanding principal amount of the Amended and Restated Note, payable monthly in arrears as of the last Trading Day (as defined in the Amended and Restated Note) of each calendar month and on May 31, 2019, in cash. In addition, the Company shall pay to the Holder Affiliate an additional amount equal to 7.5% of the outstanding principal amount on the Amended and Restated Note on each of May 31, 2017, May 31, 2018 and May 31, 2019, subject to certain exceptions set forth in the Amended and Restated Note. Commencing on May 17, 2016, the Holder Affiliate shall have the right, at its option, to require the Company to redeem up to $322,252 of the outstanding principal amount of the Amended and Restated Note plus the then accrued and unpaid interest thereon per calendar month in cash. The Amended and Restated Note contains standard events of default.

Senior Secured Note

In connection with the execution of the Note Forbearance Agreement and the consummation of the Note Workout, we executed and issued a 0.67% senior secured note (the “5.2 Note”), dated May 17, 2016, in the aggregate principal amount of $5,220,475 to the Holder Affiliate. The 5.2 Note has a maturity date of May 31, 2019, bears interest at 0.67% per annum, and contains standard events of default.

Amendment Agreement

On May 23, 2016 we entered into an Amendment Agreement with the Holder, the Holder Affiliate, VaultLogix, and the Guarantors thereto (the “Amendment Agreement”), pursuant to which, among other things, we requested that (i) the Holder cause $172,000 to be withdrawn from the Blocked Account (as defined in the Original Debenture) and made available to the us, and (ii) the Holder Affiliate cause $328,000 to be withdrawn from the Deposit Account (as defined in the Original Note) and made available to VaultLogix and us, and in exchange for the foregoing (i) VaultLogix will guaranty the obligations of, and provide security for, the Amended and Restated Debenture and the 2.7 Note, (ii) the Guarantors (as defined in the Amendment Agreement) will guaranty all indebtedness due to the Holder Affiliate under the Amended and Restated Note and 5.2 Note, and (iii) we and each Guarantor (as defined in the Amendment Agreement) will provide security for all obligations owed to the Holder Affiliate under the Amended and Restated Note and the 5.2 Note in accordance with the terms of an Additional Debtor Joinder, dated May 23, 2016 (the “Joinder”), pursuant to which we and each additional party thereto agrees to be bound by the terms of that certain Security Agreement, dated as of February 18, 2016, made by VaultLogix in favor of the secured party thereto (the “February Security Agreement”).

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The foregoing description of the Debenture Forbearance Agreement, the Note Forbearance Agreement, the Amended and Restated Debenture, the Amended and Restated Note, the 2.7 Note, the 5.2 Note, the Amendment Agreement, the Joinder, and the February Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Debenture Forbearance Agreement, the Note Forbearance Agreement, the Amended and Restated Debenture, the Amended and Restated Note, the 2.7 Note, the 5.2 Note, the Amendment Agreement, the Joinder, and the February Security Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 respectively, and are incorporated by reference herein. The provisions of the Debenture Forbearance Agreement, the Note Forbearance Agreement, the Amended and Restated Debenture, the Amended and Restated Note, the 2.7 Note, the 5.2 Note, the Amendment Agreement, the Joinder, and the February Security Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The shares of Common Stock issuable to the Holder and the Holder Affiliate pursuant to the Amended and Restated Debenture and the Amended and Restated Note, respectively, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 23, 2016, the Audit Committee of the Board of Directors of the Company, upon the recommendation of the Company's management, concluded that the Company’s previously issued unaudited condensed consolidated financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and the disclosures and related communications for that period, should not be relied upon. During the course of the audit of our financial statements for the year ended December 31, 2015, there were certain errors identified that affected the Company’s previously issued financial statements. The Company has now concluded that these errors affect the aforementioned financial statements and intends to file an amended Form 10-Q for the quarter ended September 30, 2015 as soon as practicable.

The Audit Committee and the Company’s management have discussed these matters with the Company’s former independent registered accountants and the Company’s current independent registered accountants, WithumSmith+Brown, PC (“Withum”), and both the Audit Committee and Withum are continuing to review the relevant issues. Withum will be reviewing the 2015 financial statements to be included in the Company’s amended Form 10-Q for the quarter ended September 30, 2015 and auditing the financial statements for the year ended December 31, 2015.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Forbearance and Amendment Agreement, dated as of May 17, 2016, by and between InterCloud Systems, Inc. and the Holder party thereto.

10.2	Forbearance and Amendment Agreement, dated as of May 17, 2016, by and between InterCloud Systems, Inc., VaultLogix, LLC, and the Holder party thereto.

10.3	Second Amended and Restated Senior Secured Convertible Debenture, dated May 17, 2016, issued by InterCloud Systems, Inc. to the Holder party thereto.

10.4	Amended and Restated Senior Secured Convertible Note, dated May 17, 2016, issued by InterCloud Systems, Inc. and Vaultlogix, LLC, to the Holder party thereto.

10.5	0.67% Senior Secured Note, dated May 17, 2016, issued by InterCloud Systems, Inc. to the Holder party thereto.

10.6	0.67% Senior Secured Note, dated May 17, 2016, issued by InterCloud Systems, Inc. and VaultLogix, LLC, to the Holder party thereto.

10.7	Amendment Agreement, dated as of May 23, 2016, by and between Intercloud Systems, Inc., VaultLogix, LLC, JGB (Cayman) Waltham Ltd., and JGB (Cayman) Concord Ltd.

10.8	Additional Debtor Joinder, dated May 23, 2016, executed by InterCloud Systems, Inc. and the additional parties thereto.

10.9	Security Agreement, dated as of February 18, 2016, among VaultLogix, LLC and the Secured party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: May 23, 2016	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Forbearance and Amendment Agreement, dated as of May 17, 2016, by and between InterCloud Systems, Inc. and the Holder party thereto.

10.2	Forbearance and Amendment Agreement, dated as of May 17, 2016, by and between InterCloud Systems, Inc., VaultLogix, LLC, and the Holder party thereto.

10.3	Second Amended and Restated Senior Secured Convertible Debenture, dated May 17, 2016, issued by InterCloud Systems, Inc. to the Holder party thereto.

10.4	Amended and Restated Senior Secured Convertible Note, dated May 17, 2016, issued by InterCloud Systems, Inc. and Vaultlogix, LLC, to the Holder party thereto.

10.5	0.67% Senior Secured Note, dated May 17, 2016, issued by InterCloud Systems, Inc. to the Holder party thereto.

10.6	0.67% Senior Secured Note, dated May 17, 2016, issued by InterCloud Systems, Inc. and VaultLogix, LLC, to the Holder party thereto.

10.7	Amendment Agreement, dated as of May 23, 2016, by and between Intercloud Systems, Inc., VaultLogix, LLC, JGB (Cayman) Waltham Ltd., and JGB (Cayman) Concord Ltd.

10.8	Additional Debtor Joinder, dated May 23, 2016, executed by InterCloud Systems, Inc. and the additional parties thereto.

10.9	Security Agreement, dated as of February 18, 2016, among VaultLogix, LLC and the Secured party thereto.

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